SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                      FORM 8-K

                                Current Report Pursuant
                             to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported):    February 8, 2002
                                                     ----------------------

                Harman International Industries, Incorporated
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               (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                   (State or Other Jurisdiction of Incorporation)


              1-9764                                11-2534306
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     (Commission File Number)          (I.R.S. Employer Identification No.)



              1101 Pennsylvania Avenue, N.W., Washington, DC  20004
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              (Address of Principal Executive Offices)      (Zip Code)


                                 (202) 393-1101
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            (Registrant's Telephone Number, Including Area Code)




















Item 5.	Other Events.


     On February 8, 2002, Harman International Industries, Incorporated issued a press release announcing that it intends to issue $300,000,000 of notes due 2007 in a private placement to certain institutional investors. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.


              99.1 - Press release dated February 8, 2002.













































                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HARMAN INTERNATIONAL
                                      INDUSTRIES, INCORPORATED


                                      By: /s/ Frank Meredith
                                          ----------------------------

                                          Frank Meredith
                                          Executive Vice President and
                                          Chief Financial Officer



Date: February 8, 2002






































                                   EXHIBIT INDEX


     Exhibit
     Number        Description

     99.1          Press Release dated February 8, 2002